               SECOND AMENDMENT TO CONVERTIBLE PREFERRED STOCK
                      AND WARRANTS SUBSCRIPTION AGREEMENT

         This Second Amendment to Convertible Preferred Stock and Warrants Subscription Agreement (the "Agreement") is being made and entered into as of the 11th day of February, 1999, by and between Sterling Vision, Inc., a New York corporation (the "Company"), and the holder (the "Holder") of shares of the Company's Convertible Preferred Stock executing this Agreement.

                              W I T N E S S E T H:

         In consideration of the sum of $10.00 and on good and valuable consideration to each of the parties hereto in hand paid to the other, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

1. All capitalized terms used (but not otherwise defined) herein shall have the respective, identical meanings ascribed to them in that certain Convertible Preferred Stock and Warrants Subscription Agreement, dated February 17, 1998, as amended, between the Company and the Holder:

2. Section 1.2 of the Amendment is hereby amended to provide that, from and after February 17, 1999, no dividends on the Preferred Stock shall be payable to the Holder thereof;

3. Subsection 1.3(a) of the Amendment is hereby amended to delete the phrase (appearing on the second and third lines thereof)"...on the first day from and after February 17, 1999 on which the Registration Statement (as hereinafter defined) is effective,..." and to substitute, in lieu thereof, the phrase "...on February 18, 2000...";

4. Subsections 1.3(a) and 3.1(a) of the Amendment are each hereby amended to provide that, from and after February 17, 1999, the Conversion Price set forth in said Subsections 1.3(a) and 3.1(a), shall be $3.00;

5. Subsection 1.3(d) and Section 4.1 of the Amendment are each hereby amended to change the date appearing on the second line thereof, from February 17, 1999 to February 17, 2000;

6. Section 4.1 of the Amendment is hereby amended by deleting, in its entirety, the penultimate sentence thereof and by substituting, in lieu thereof, the following: "In case of any such action, the $3.00 price set forth in Subsection
         3.1(a) hereof shall be adjusted to reflect such action.";
         and

7. The Warrant annexed as Exhibit C to the Subscription Agreement is hereby amended by changing the Exercise Price thereof from $5.00 to $4.00.

         IN WITNESS HEREOF, the undersigned have executed this Amendment as of the 11th day of February, 1999.

                             STERLING VISION, INC.

                             By:
                                ------------------------------------
                                Joseph Silver,
                                Executive Vice President

                             HOLDER:

                             By:
                                ------------------------------------